UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

The Pulse Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54741

(Commission File Number)

45-4798356

(IRS Employer Identification No.)

10 Oceana Way

Norwood, Massachusetts 02062

(Address of principal executive offices)(Zip Code)

(781) 821-6600

Registrant’s telephone number, including area code

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On June 15, 2015, The Pulse Network, Inc., a Nevada corporation (the “Company”), offered and sold an aggregate of 27,205,884 shares of common stock to Stephen Saber, Nicholas Saber and John Saber, the Company’s three officers and directors, at a purchase price of $0.0034 per share, for an aggregate of $92,500.

In the offering, Stephen Saber, the Company’s Chief Executive Officer and a Director, purchased 11,246,912 shares for $38,239.50; Nicholas Saber, the Company’s President, Secretary, Treasurer and a Director, purchased 7,979,486 shares for $27,130.25; and John Saber, the Company’s Chief Information Officer and a Director, purchased 7,979,486 shares for $27,130.25.

The offering was made pursuant to the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, in a non-public offering to three sophisticated offerees who had access to registration-type of information.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pulse Network, Inc. (Registrant)

Date: June 19, 2015	By:	/s/ Stephen Saber
	Name:	Stephen Saber
	Title:	Chief Executive Officer